                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C.  20549

                                                     FORM 8-KA
                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                                 Date of Report (date of earliest event reported):
                                                   July 17, 2003

                                                 ROTO-ROOTER, INC.
                              (Exact name of registrant as specified in its charter)

                              Delaware                1-8351               31-0791746
                          (State or other    (Commission File Number)    (I.R.S. Employer
                           jurisdiction of                                Identification
                             incorporation)                                    Number)

                          2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH 45202
                          (Address of principal executive offices)             (Zip Code)

                                Registrant's telephone number, including area code:
                                                  (513)  762-6900

                                                    Page 1 of 2

         Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
                           a)       Financial Statements of Businesses Acquired
                                    Not Applicable
                           b)       Pro Forma Financial Information
                                    Not Applicable
                           c)       Exhibits
                                    (99.1) Registrant's press release dated
                                    July 17, 2003.

         Item 9.           Regulation FD Disclosure (Provided under Item 12 -
                           Results of Operations and Financial Condition)

         Roto-Rooter, Inc. reported its results of operations for the second quarter of 2003 on July 17,

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ROTO-ROOTER, INC.

Dated:   July 21, 2003                                By:   /s/ Arthur V. Tucker, Jr.
        -----------------                                  -----------------------------
                                                           Arthur V. Tucker, Jr.
                                                           Vice President and Controller